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                           PURCHASE AND SALE AGREEMENT

                  PURCHASE AND SALE AGREEMENT (the "Agreement"), made as of August 20, 1996, by and among DYNAMOTION/ATI CORP., a New York corporation, with offices at 1639 East Edinger Avenue, Santa Ana, CA 92705 ("Dynamotion" or "Seller") and Advanced Technology Inc., a New Jersey Corporation, with offices at 180 Broad Street, Carlstadt, NJ 07072 ("Purchaser").

                              W I T N E S S E T H:

                  A. WHEREAS, Seller, as part of its operations, is engaged in the business of manufacturing and selling the products set forth on Schedule A hereto constituting the ATI Router Product Line for the printed circuit board industry (the "Business"); and

                  B. WHEREAS, Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase from Seller, Seller's assets and properties used in the Business and described in Section 1 hereof on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                  Section 1.  Purchase and Sale.

                  Seller hereby agrees to sell, transfer and deliver to Purchaser at the Closing (as hereinafter defined), and Purchaser hereby agrees to purchase from Seller at the Closing, free and clear of any liens, charges and encumbrances except for minor encumbrances of record which, individually and in the aggregate are not material to the transactions contemplated herein, the properties and assets described in Sections 1.1, 1.2, 1.3, 1.4, and 1.5 hereof used in connection with the Business as the same shall exist at the close of business on the Closing Date (as defined below) (such assets are hereinafter collectively called the "Purchased Assets"). The Purchased Assets are as follows:

                  Section 1.1.      Purchased Fixed Assets.
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                  The fixed assets of the Business owned by Seller and set forth on Schedule 1.1 hereto, including without limitation, all machinery, equipment, tooling, furnishings, plant equipment, jigs, fixtures, specialized tooling and test equipment, and any molds, all artwork for sales brochures, instruction manuals, original transparencies and any other media described therein whether stored on or off Seller's premises (hereinafter collectively called the "Purchased Fixed Assets").

                  Section 1.2  Purchased Inventory.

                  All raw materials, subassemblies, inspection inventory, MRB inventory, out-to-vendor inventory, out to reps inventory, field service inventory, free stock inventory and any other inventory held by Seller for use in the Business and set forth on Schedule 2.1 hereto that is considered raw material inventory under normal accounting standards used by Seller with respect to the Business excluding the assets to be transferred pursuant to the Finished Goods Agreement (as defined in Section 1.7).

                  Section 1.3.  Purchased Contracts.

                  All of Seller's contract rights in and to the open sales orders, sales contracts, supply contracts, purchase orders, purchase commitments, contracts and other agreements related to the Business listed on
Schedule 1.3 hereto (the foregoing contracts, orders, commitments, and other agreements collectively sometimes called the "Purchased Contracts").

                  Section 1.4.      Purchased Rights.

                  All operating data and records of Seller (in whatever form available to Seller, including, without limitation, on computer disk if so available) relating solely to the Business (including, with respect to records relating to the Business and Seller's other operations, those portions thereof related to the Business), including books and records (other than minute books, records of directors' and shareholders' meetings and Seller's tax and accounting records), customer lists, credit information, correspondence, original blueprints completed designs and drawings (whether for existing products or old products), and all of

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Seller's patterns, slogans, processes, formula, trade secrets, and other similar intangible property and rights used solely in connection with the Business (including goodwill), and all rights in and to the tradename "ATI" (all of the foregoing hereinafter collectively called the "Purchased Rights"); Seller shall retain the right for itself and its representatives to examine the books and records transferred to Purchaser, or to make extracts or copies therefrom, for a period of six years after the date hereof, during reasonable business hours, and during such other times as Purchaser and Seller may agree, and to remove such books and records in connection with any proceedings, claims or actions which may be brought against Seller, in any judicial or formal or informal administrative proceeding or before any arbitration tribunal, in connection with Seller's ownership of the Purchased Assets or operation of the Business. Purchaser will not dispose of any such books and records without first offering them in writing to Seller.

                  Section 1.5.  Purchased Intellectual Property.

                  All trademarks, trade names, licenses, copyrights, patents, patent applications and other similar rights listed on Schedule 1.5 hereto (hereinafter collectively called the "Purchased Intellectual Property").

                  Section 1.6       Purchased Unenumerated Assets.

                  To the extent that, following the Closing, Seller discovers any asset of Seller which is useful only in connection with the Business which is not included in the assets otherwise transferred to Purchaser hereunder, Seller agrees to notify Purchaser of such discovery and, if requested by Purchaser, transfer such asset to Purchaser. Any asset so transferred shall be deemed a "Purchased Asset" and if such transferred asset is an open sales order, sales contract, supply contract, purchase order, purchase commitment, contract or other agreement it will be deemed a "Purchased Contract."

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                  Section 1.7  Excluded Assets

                  The parties hereto have entered into an agreement simultaneously herewith for the completion and sale of certain finished goods related to the Business, a copy of which is annexed hereto as Exhibit A (the "Finished Goods Agreement").

                                   ARTICLE II

                  Section 2.  Purchase Price and Payment.

                  Section 2.1.  Purchase Price.

                  The aggregate purchase price of the Purchased Assets, (the "Purchase Price") shall be (i) $1,100,000 (determined pursuant to the standard cost schedules attached hereto as Schedule 2.1, which schedules the parties agree represent the final binding determination of this portion of the Purchase Price), plus (ii) the value of Assumed Liabilities (hereafter defined). Allocation of the Purchase Price shall be as follows:

                  $30,000. For Goodwill
                  $20,000. For Equipment
                  Balance For Inventory

The parties agree to use such allocation for all reporting purposes and not to take any position inconsistent with such allocation. In the event that the physical counting of the Purchased Assets to be performed by representatives of Seller and Purchaser in Santa Ana, California prior to shipment of the Purchased Assets to Purchaser reveals that there is a shortage of in excess of $10,000 (calculated without netting any surplus) in the assets listed on Schedule 2.1, an appropriate adjustment will be made to the Purchase Price and such adjustment shall be effected by amending the principal balance of the Note (as defined below). There will be no other adjustment to the Purchase Price for any reason whatsoever even if there is a shortage upon delivery of the Purchased Assets to Purchaser's locations.

                  Section 2.2.      Payment of Purchase Price.

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                  At the Closing, Purchaser shall: (a) pay to Seller Three
Hundred Thousand ($300,000) Dollars by wire transfer of immediately available funds and (b) execute and deliver to Seller Purchaser's promissory note in the form attached as Exhibit B hereto (the "Note").

                  Section 2.3       Security.

                  At the Closing:

                           (i) Purchaser shall execute in favor of Seller (a) a
                  Security Agreement in the form of Exhibit C hereto (the "Purchaser Security Agreement") pursuant to which Purchaser's obligations under this Agreement, the Note and the Finished Goods Agreement shall be secured by a security interest in all of Purchaser's assets; provided, however, that the lien created by the Purchaser Security Agreement shall be self-subordinating to a lien on Purchaser's assets in favor of Purchaser's lender, Fimanor Financial Management, A. G. or a successor unaffiliated institutional secured lender of the Company, subject to the terms and limitations set forth in the Purchaser Security Agreement and (b) a UCC-1 Financing statement covering all of Purchaser's assets;

                           (ii) Alfred Thumim and Sherry Lahav, as shareholders
                  of Purchaser shall (a) execute in favor of Seller a Pledge Agreement in the form of Exhibit D hereto (the "Shareholder Pledge Agreement") pursuant to which each would pledge his shares in Purchaser as security for Purchaser's obligations under this Agreement, the Note and the Finished Goods Agreement; provided, however, that the liens created by the Shareholder Pledge Agreement shall be self-subordinating to a lien on the stock covered

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                  by the Shareholder Pledge Agreement in favor of Purchaser's
                  Lender, Fimanor Financial Management, A. G., subject to the terms and limitations set forth in the Shareholder Pledge Agreement and (b) each deliver to Seller a stock power executed in blank covering the stock subject to the Shareholder Pledge Agreement. The Shareholder Pledge Agreement shall provide that it may only be enforced against Alfred Thumim and/or Sherry Lahav in the event of their fraud or malfeasance.

                                   ARTICLE III

                  Section 3.  Closing.

                  The closing of the transactions contemplated hereby (the "Closing") shall take place on August 20, 1996 at the offices of Purchaser's attorney at 10:00 a.m., or at such other time and place as the parties hereto shall agree in writing (the "Closing Date"). At the Closing, Seller will deliver to Purchaser such bills of sale, endorsements, assignments, or other instruments as shall be reasonably necessary to vest in Purchaser good and marketable title to the Purchased Assets subject to no liens or encumbrances, except for minor encumbrances of record which, individually and in the aggregate are not material to this transactions contemplated herein.


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                                   ARTICLE IV

                  Section 4.  Assumption of Liabilities.

                  Section 4.1.  Assumption by Purchaser.

                  The Purchaser shall, by appropriate instruments to be executed and delivered at the Closing, assume and agree to perform, pay or discharge, to the extent not theretofore performed, paid or discharged, the following liabilities and obligations of the Business (collectively called the "Assumed Liabilities"):

                  (a) All liabilities and obligations under or related to the Purchased Contracts.

                  (b) All liabilities and obligations on account of any product liability claim, which includes claims for personal injury or property damage, with respect to products shipped by or on behalf of Purchaser (including, without limitation, finished goods shipped pursuant to the Finished Goods Agreement), Purchaser further agrees that, upon request of Seller, Purchaser will cooperate with Seller in defending any product liability claims that may be brought against Seller, provided, however, that Seller shall reimburse Purchaser for any reasonable out-of-pocket expenses (including travel expenses of its employees and reasonable counsel fees) incurred by Purchaser in providing such assistance.

                  (c) Any other liabilities and obligations pertaining to the Purchased Assets arising and accruing after the Closing Date.

                  (d) All liabilities and obligations set forth on Schedule 4.1 hereto.

                  Section 4.2.  Liabilities Retained by Seller.


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Purchaser shall not be obligated to assume and shall not become liable for the following liabilities and obligations that will be retained by Seller:

                  (a) Any foreign, federal, state or local income tax payable with respect to operations of the Business with respect to periods ending on or prior to the Closing Date;

                  (b) any indebtedness or obligations to any person for borrowed money including, without limitations, amounts advanced Seller pursuant to Seller's financing arrangements with IBJ Schroder Bank & Trust Company; or

                  (c) any other liabilities of Seller other than the Assumed Liabilities.

                                    ARTICLE V

                  Section 5.     Other Actions.

                  Section 5.1.  Delivery of Property Received After Closing.

                  From and after the Closing: (a) Seller agrees that it will transfer or deliver to Purchaser, from time to time, any cash or other property that Seller may receive after the Closing with respect to the Purchased Assets within three business days of receipt and (b) Purchaser agrees that it will transfer or deliver to Seller, from time to time, any cash or other property that Purchaser may receive after the Closing relating to assets of the Seller other than the Purchased Assets, within three business days of receipt.

                  Section 5.2.  Execution of Further Documents.

                  From and after the Closing, Seller shall upon written request from Purchaser perform, execute, acknowledge and deliver all such further acts, bills of sale, assignments, transfers, conveyances, and assurances as may be reasonably required to convey and transfer to and vest in Purchaser its right, title and interest in the Purchased Assets, and as may otherwise be reasonably appropriate to carry out the transactions contemplated by this

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Agreement. From and after the Closing, Purchaser shall upon written request from
Seller perform, execute, acknowledge and deliver all such further acts, assumptions and assurances as may be reasonably appropriate to carry out the transactions contemplated by this Agreement.

                  Section 5.3.  Discharge of Encumbrance.

Seller agrees to diligently pursue the discharge and release of any encumbrances of record with respect to the Purchased Assets that the parties have been unable to discharge as of the Closing.

                                   ARTICLE VI

                  Section 6.  Representations and Warranties by Seller.

Seller makes the following representations, warranties, covenants and agreements:

                  Section 6.1. Corporate Existence and Qualification of Seller.

Seller is or will be as of the Closing a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has or will have as of the Closing all requisite corporate power and authority to own its properties and to carry on its business as it will be conducted on the Closing Date.

                  Section 6.2.      Seller's Corporate Documents.

Copies of the Certificate of Incorporation and By-Laws, including the respective amendments thereto, of Seller, have been delivered to Purchaser, and such copies are, or will be as of the Closing, true, complete and correct in every particular.

                  Section 6.3.      Good Title to Assets.

                  Seller has good record and marketable title to all of the Purchased Assets free and clear of any liens, pledges, privileges, charges or encumbrances except minor

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encumbrances of record which, individually and in the aggregate, are not material to the transactions contemplated herein.

                  Section 6.4.  Litigation.

                  To the best of Seller's knowledge, there are no actions, suits, claims or proceedings pending against Seller at law or in equity, or before or by any Federal, provincial, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality, domestic or foreign, prohibiting the transactions contemplated herein.

                  Section 6.5. Correctness of Representations and Warranties on the Closing Date.

                  Each representation and warranty of Seller set forth in this Agreement shall be true on and as of the Closing as though such representation or warranty was made again on and as of such time.

                  Section 6.6. Authorization of Agreement.

                  All corporate and other action required to be taken by Seller to authorize it to carry out this Agreement have been, or as of the Closing Date shall have been, duly and properly taken; and this Agreement constitutes a valid and binding obligation of Seller, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

                  Section 6.7.  Condition of Purchased Assets.

                  The Purchased Assets are being sold to Purchaser "AS IS, WHERE IS" AND SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO THE PURCHASED ASSETS OR THEIR

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MERCHANTABILITY, CONDITION, SUITABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

                  Section 6.8. Conduct of ATI Business Pending the Closing. From the date hereof until the Closing and except as otherwise consented to or approved by Purchaser in writing:

                  (a) Seller will conduct the business and operations of the Business in the ordinary course consistent with past practice.

                  (b) Seller will until the Closing maintain its existing insurance upon all of the Purchased Assets in such amounts and of such kinds comparable to that in effect on the date of this Agreement.

                  (c) Seller agrees not to enter into any new contracts or agreements with respect to the Business other than in the ordinary course of business consistent with past practice without the consent of Purchaser.

                  Section 6.9.      Representation as to Insolvency.

                  Seller represents that as of the Closing Date it does not intend to file a voluntary bankruptcy petition under Title 11 of the United States Bankruptcy Code.

                                   ARTICLE VII

                  Section 7.   Representations and Warranties by Purchaser.

                  Purchaser makes the following representations, warranties, covenants and agreements:

                  Section 7.1. Corporate Existence and Qualification of
Purchaser.

                  Purchaser is a corporation duly organized and existing and in good standing under the laws of the State of New Jersey.

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                  Section 7.2.  Authorization of Agreement by Purchaser.

                  All corporate and other action required to be taken by Purchaser to authorize it to carry out this Agreement has been, or as of the Closing Date shall have been, duly and properly taken, and this Agreement constitutes a valid and binding obligation of Purchaser, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

                  Section 7.3. Correctness of Representations and Warranties on the Closing Date.

                  Each representation and warranty of Purchaser set forth in this Agreement shall be true on and as of the Closing as though such representation and warranty was made again on and as of such time.

                  Section 7.4.  Financial Ability to Perform.

                  Purchaser has sufficient funds and credit arrangements to deliver the Purchase Price and the other amounts payable by it hereunder at the Closing and to take such other actions as may be required by it to perform the transactions contemplated hereby and satisfy its obligations hereunder.

                  Section 7.5.  Consents of Third Parties.

                  No consent, approval, or agreement of any person, government or entity is required to be obtained by Purchaser in connection with the execution and delivery of this Agreement, the Note, the Purchaser Security Agreement, the Finished Goods Agreement or the consummation of the transactions contemplated hereby or thereby.

                                  ARTICLE VIII

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                  Section 8.  Conditions to Obligations of Purchaser.

                  The obligations of the Purchaser under this Agreement are, at the option of Purchaser, subject to the conditions that, at the Closing:

                  Section 8.1. Compliance by Seller: Correctness of Seller's Representations and Warranties.

                  Seller shall have complied with and performed in all material respects all the terms, covenants and conditions of this Agreement to be complied with and performed, and all of the representations and warranties made by Seller under this Agreement shall be true and correct in all material respects as of the Closing.

                  Section 8.2.  Certified Resolutions of the Seller.

                  Seller shall have delivered to Purchaser a certificate signed by the Secretary or Assistant Secretary of Seller under its corporate seal setting forth the votes or consents constituting the authorization and approval of the board of directors of Seller of the transactions contemplated hereby.

                  Section 8.3.  Consents.

                  Seller shall have obtained all consents or approvals which Seller and Purchaser have agreed should be obtained (and shown by evidence reasonably satisfactory to Purchaser) in connection with the consummation of the transactions contemplated hereby. Purchaser shall cooperate with Seller to obtain such consents and approvals where reasonably deemed appropriate by Seller.

                  Section 8.4.  Good Standing.

                  Seller shall be in good standing under the laws of the State of New York.

                                   ARTICLE IX

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                  Section 9. Conditions to Obligations of the Seller.

                  The obligations of Seller under this Agreement are, at its option, subject to the conditions that, at the Closing:

                  Section 9.1. Compliance by Purchaser: Correctness of Purchaser's Representations and Warranties.

                  Purchaser shall have complied with and performed in all material respects all the terms, covenants and conditions of this Agreement to be complied with and performed, and all of the representations and warranties made by Purchaser under this Agreement shall be true and correct in all material respects as at the Closing.

                  Section 9.2. Certified Resolutions of Purchaser.

                  Purchaser shall have delivered to Seller a certificate signed by its directors, setting forth the votes or consents constituting the authorization and approval of the directors of Purchaser of this Agreement and the transactions contemplated hereby.

                  Section 9.3. Deliveries.

                  Purchaser shall have executed in favor of Seller and delivered to Seller the Note, the Purchaser Security Agreement and the related financing statement, and the Finished Goods Agreement. Alfred Thumim and Sherry Lahav shall have each executed in favor of Seller and delivered to Seller the Shareholder Pledge Agreement and the related stock powers.

                  Section 9.4.  Good Standing.

                  Seller shall be in good standing under the laws of the State of New York.

                                   ARTICLE X

                  Section 10.  Expenses of the Parties.

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                  Except as otherwise expressly provided, Purchaser and Seller will pay their respective expenses, including the expenses of their counsel, in connection with the origin, negotiation, execution and performance of this Agreement. Purchaser shall pay any and all sales, recording and transfer and similar taxes with respect to the transactions and transfer of the Purchased Assets.

                                   ARTICLE XI

                  Section 11.  Termination and Effect.

                  Section 11.1.  Termination of Agreement.

                  This Agreement may be terminated prior to the Closing:

                           (a) At the election of Seller, if any one or more of
the conditions to the obligation of Seller under Article VIII has not been fulfilled in all material respects as of the Closing Date; or

                           (b) At the election of Purchaser, if any one or more
of the conditions to the obligation of the Purchaser under Article IX has not been fulfilled in all material respects as of the Closing Date; or

                           (c) At the election of Purchaser or Seller, if the
Closing shall not have taken place on or before August 30, 1996, provided that the party exercising such right of termination shall not then be in default under its obligations hereunder; or

                           (d) At any time on or prior to the Closing by mutual
written consent of all parties hereto.

                  Section 11.2.  Effect of Termination.

                  If this Agreement is terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become null and void and of no

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further effect, except for the provisions of Section 15.5 relating to the obligation of Purchaser to keep confidential and not to use certain information and data obtained by it from Seller, without any liability on the part of any party or any of its employees, representatives, agents, directors, officers or stockholders, unless such party is in default under its respective obligations hereunder in which event the party or parties in default shall be liable to the other party or parties for such default. If a condition precedent to any party's obligation is not satisfied, nothing contained herein shall be deemed to require such party to terminate this Agreement, rather than to waive such condition and proceed with the Closing.

                                   ARTICLE XII

                  Section 12.  Continuing Arrangements.

                  Section 12.1 Use of Name.

                  Upon consummation of the sale, Purchaser shall own exclusively the name "ATI" and all rights in and to that name. Seller agrees to as expeditiously as possible discontinue any use of the name ATI and file any and all documents required to amend its corporate name so as to delete "ATI" from its name.

                  Section 12.2  Non-Compete

                  For a period of thirty-six (36) months following the Closing, Dynamotion agrees not to compete directly or in association with others in the business of manufacturing or selling any routers designed to route at a working speed of less than 60,000 RPM ("Low Speed Routers"); provided that the parties acknowledge that routers designed to route at a working speed of 60,000 RPM or more can be operated at less than 60,000 RPM and that the fact that any customer operates a router designed to operate at a working speed of 60,000

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RPM or more at less than 60,000 RPM shall not be deemed a breach of Seller's agreement not to compete in this Section 12.2.

                  Section 12.3 Partial Release of Joseph P. Drier, Jr. from his Non-Compete

                  Seller at Closing shall release Joseph P. Drier, Jr. from his Non- Compete Agreement with Seller but only to the extent that such Non-Compete Agreement prohibits him from competing against Seller in his capacity as an employee of ATI or its successor.

                                  ARTICLE XIII

                  Section 13.  Broker's Commissions.

                  The parties hereby agree and warrant to each other that there are no claims for brokerage commissions, or placement or finders' fees in connection with the transaction contemplated by this Agreement. Purchaser will indemnify and hold Seller harmless from the commissions, fees or claims of any person, firm or corporation employed or retained or claiming to be employed or retained, by Purchaser to bring about, or to represent it, in the transactions contemplated hereby. Seller will indemnify and hold harmless Purchaser from the commissions, fees or claims of any person, firm or corporation employed or retained or claiming to be employed or retained, by Seller or its agents to bring about, or to represent it, in the transactions contemplated hereby.

                                   ARTICLE XIV

                  Section 14.1.  Survival of Representations.

                  The representations and warranties contained in Article VI and
Article VII and the parties' liability with respect thereto shall survive for one year following the Closing Date, all other representations and warranties herein shall survive indefinitely.


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                  Section 14.2.  Indemnification by Seller.

                  Should any claim of liability continue after the Closing by which Seller is or may be liable hereunder, Purchaser shall give Seller a reasonable opportunity to take part in any examination of the books and records delivered to Purchaser pursuant to this Agreement, to conduct any proceedings or negotiations in connection therewith and necessary to defend such claim or liability, to take all other required steps or proceedings to settle or defeat any such claims, and to employ counsel to contest any such claim or liability. At the request of Seller, Purchaser agrees to reasonably cooperate with and assist Seller in the defense of any such claims or asserted liabilities which Seller elects to defend; and the expense of such defense, as well as the out-of-pocket cost (including travel expenses of Purchaser's employees and agents engaged in such efforts) to the Purchaser of assisting and cooperating with Seller as aforesaid, shall be borne by Seller. Seller's aggregate liability to Purchaser under this Agreement shall in no event exceed $1,000,000.00. All claims of Purchaser hereunder shall be subject to an aggregate deductible of $25,000, which deductible shall be the responsibility of Purchaser.

                  Section 14.3.  Indemnification by Purchaser.

                  Purchaser agrees to defend, indemnify and hold Seller harmless from and against any and all losses or damages (including reasonable attorney's fees) resulting from: (a) any misrepresentation or breach of warranty or covenant by Purchaser made or contained in this Agreement; (b) Purchaser's failure to pay, discharge or perform any of the Assumed Liabilities; and (c) the conduct of the Business following the Closing Date. Seller agrees to give reasonable notice to Purchaser in writing of any claim made against Seller which could result in an obligation or liability of Seller which has been assumed by Purchaser or for which

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Seller has been indemnified by Purchaser under the terms of this Agreement,
(provided, however, that the failure to give such notice will not affect the obligations of Purchaser hereunder unless, and only to the extent that, Purchaser is actually prejudiced by such failure) and Seller agrees to reasonably cooperate with and assist Purchaser in defense to any such claims; and the expense of such defense, as well as the out-of-pocket cost (including travel expenses of Seller's employees and agents engaged in such efforts) to Seller of assisting and cooperating with Purchaser as aforesaid, shall be borne by the Purchaser.

                                   ARTICLE XV

                  Section 15. PMC Controllers

                  Section 15.1 Sale of PMC Controllers

                  Seller owns, operates and controls a division known as "PMC" which is in the business of producing controllers for Low Speed Routers, among other applications. During such time as PMC is under the ownership of Seller, Seller agrees for a period of five (5) years to make available to ATI controllers (with specifications similar to or better than those produced as of the date hereof) for Low Speed Routers, and for a period of two (2) years following the Closing in accordance with the price terms set forth on Schedule
15.1 and thereafter at such prices as are offered by Seller or its successor. Seller agrees, upon request from Purchaser, to provide to Purchaser one year's advance notice of such offered prices. In the event Seller sells or transfers the PMC division, then Seller agrees to include conditions in the sales agreement such that the purchaser of the PMC division will be obligated to continue the ability of Purchaser to purchase from PMC controllers as described above, or an equivalent thereof, on the terms of this Section 15.1 for the balance of such five (5) year period. A copy of such portion of such sales agreement shall be provided to Purchaser.

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

Notwithstanding the foregoing, in the event Seller or any purchaser from Seller of the PMC division intends to discontinue the production of the controllers to be provided pursuant to this Section 15.1, such party may do so but only if it provides to Purchaser at least twelve (12) months prior written notice of such discontinuance.

                  Section 15.2      Escrow of Designs, Drawing, etc.

                  Seller agrees to deposit in escrow, copies of all drawings, designs and any other relevant technical information and any and all proprietary information concerning the production of PMC controllers (the "Information"). The Information shall be held in escrow and shall be released from escrow only as provided in the Escrow Agreement attached hereto as Exhibit E.

                                               ARTICLE XVI

                  Section 16        Returned ATI Routers

                  Section 16.1      Return of ATI Routers

                  In the event Seller receives, either by purchase, trade in or otherwise, any Low Speed Routers produced by the Business, other than the Machines (as defined in the Finished Goods Agreement) returned to Seller pursuant to Section 6 of the Finished Goods Agreement which return (but not any subsequent trade in) will be handled pursuant to the Finished Goods Agreement. Seller agrees that it shall not except as provided herein resell such Low Speed Routers, but shall advise Purchaser of the receipt of same. Purchaser shall have the right: (i) for ten (10) days following its receipt of the notice, to purchase the returned Low Speed Routers at a then agreed-upon price; or (ii) to act as commission agent for Seller in the resale of the returned Low Speed Routers, or any parts thereof under normal commission sales arrangements in the industry. In the event Purchaser does not purchase the returned Low

Speed Routers as provided above, Seller shall have the right, notwithstanding the restrictions set forth in Section 12.2 hereof, to sell such returned Low Speed Routers on the wholesale market without paying a commission to Purchaser, provided Purchaser shall have a right of first refusal, for a period of ten (10) days following delivery of notice of such proposed sale, to purchase such Low Speed Routers on the terms offered to the wholesaler.

                                  ARTICLE XVII

                  Section 17.  Miscellaneous.

                  Section 17.1.  Amendment to Agreement.

                  Either party to this Agreement may, by written notice to the other: (I) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations of the other party contained in this Agreement or in any document delivered pursuant to this Agreement, and (iii) waive any compliance with any of the covenants of the other party contained in this Agreement and waive performance of any of the obligations of the other party. Any other amendment to this Agreement must be in writing and signed by both parties.

                  Section 17.2.  Binding Effect.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party may assign rights or obligations under this Agreement, in part or in their entirety, without the prior written consent of the other party; provided, however, Seller shall be entitled to assign its rights hereunder to a financial institution as security for obligations of Seller or as part of a transfer of Seller's business, except that the Note delivered from Purchaser to Seller hereunder shall be non-negotiable and shall not be voluntarily assigned; provided, however, nothing herein shall be deemed to prohibit Seller from granting a security interest in the Note and its rights thereunder or the exercise of the right of the secured party.

                  Section 17.3.  Entire Agreement.

                  This instrument and the schedules and exhibits referred to herein contain the entire agreement of the parties hereto with respect to the purchase of the Purchased Assets and the other transactions contemplated herein and supersede all prior written or oral commitments, arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those referenced herein. Any reference herein to this Agreement shall be deemed to include the schedules and exhibits hereto.

                  Section 17.4.  Headings.

                  The descriptive headings in the Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  Section 17.5.  Confidential Information: Publicity.

                  Any confidential information obtained by any party hereto from any other shall not be disclosed or used by any such party should such transactions not be effected, and each party shall return to the other all documents and written information obtained from such other party. The parties agree that, except as required by law, they will not make any public disclosure of the transactions contemplated by this Agreement, without the prior written approval of the content of such disclosure from each other, which approval will not be unreasonably withheld.

                  Section 17.6.  Notices.

                  Any notice, request, information or other document to be given hereunder to either of the parties by the other shall be in writing and delivered personally or sent by certified mail, postage prepaid, as follows:

If to Seller:
Dynamotion Corp.
1739 E. Edinger Avenue
Santa Ana, CA 92705
Attention:Jon Hopper, President,

with a copy to:

Paul, Hastings, Janofsky & Walker LLP
695 Town Center Drive, 17th Floor
Costa Mesa, CA 92626
Attention:        Scott N. Leslie

ATI
180 Broad St
Carlstadt, NJ  07072
Attention:        Dr. Alfred Thumim
                  President

with a copy to:

Michael S. Goodman, Esq.
M. Goodman & Associates P.C.
East 80 Route 4 - Suite 100
Paramus, NJ  07652

                  Either party may change the address to which notices are to be sent to it by giving written notice of such change of address to the other party in the manner herein provided for giving notice.

                  Section 17.7.  Counterparts.

                  This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  Section 17.8.  No Benefit to Others.

                  The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other persons.

                  Section 17.9.  Governing Law.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of California. All actions and proceedings with respect to the rights of parties under this Agreement and under the Finished Goods Agreement shall be conducted in a Court of competent jurisdiction in the State of New Jersey.

                  Section 17.10  Severability.

                  If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   Dynamotion/ATI Corp.

                                   By_____________________________________
                                     Jon R. Hopper, President

                                   Advanced Technology, Inc.

                                   By_____________________________________
                                     Dr. Alfred I. Thumim, President

                                    EXHIBIT A

                            FINISHED GOODS AGREEMENT

                      THIS FINISHED GOODS AGREEMENT ("Agreement") is made as of the 20th day of August, 1996, by and between DYNAMOTION/ATI CORP., a New York corporation with offices at 1639 East Edinger Avenue, Santa Ana, CA 92705 ("Seller"), and Advanced Technology Inc., a New Jersey Corporation, with offices at 180 Broad Street, Carlstadt, NJ 07072 ("Purchaser").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, Seller is selling to Purchaser certain of Seller's assets pursuant to that certain Purchase and Sale Agreement dated of even date herewith (the "Purchase Agreement").

         B. It is a condition to the consummation of the transactions contemplated by the Purchase Agreement that the parties enter into this Agreement.

         C. Pursuant to the Purchase Agreement, Seller retained the finished goods inventory related to the Business (as defined in the Purchase Agreement), which finished goods inventory is described on Exhibit A hereto (such inventory is referred to herein as the "Machines").

         D. The parties desire to provide for the sale of the Machines on the terms and conditions set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

              1. Completion. Seller agrees to complete the Machine referenced as not completed on Exhibit A on or before August 31, 1996. Seller certifies that other Machines described on Exhibit A hereto are complete. Seller shall make the Machines available for sale in a manner consistent with its past practice.

              2. Title. Seller shall retain title to each Machine until such Machine is sold to Purchaser as provided hereunder. At the time of sale, title (which Seller represents will be free from all liens and encumbrances) and risk of loss shall pass to Purchaser.

              3. Inspection. Purchaser shall have the right to inspect the Machines at reasonable intervals during the normal business hours of the facilities where the Machines are located upon 48 hours prior notice to Seller.

              4. Sales, Installation and Warranty. Purchaser shall be responsible for selling and installing the Machines at its own expense. Purchaser shall provide the customer purchasing the Machine with a warranty similar to the warranty annexed hereto and made a part hereof as Exhibit B, which warranty is Seller's existing form of warranty and Purchaser shall be responsible at its own expense for any service required under the warranty. Seller warrants to Purchaser that the Machines to be purchased by Purchaser hereunder will, prior to such purchase, have undergone and successfully completed the testing described on Exhibit C hereto, which testing represents Seller's standard testing procedure for machines of this type. Seller shall provide Purchaser with a certification that such testing has been successfully completed. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT PROVIDED IN THE PRECEDING SENTENCE, THE MACHINES ARE BEING PURCHASED BY PURCHASER "AS IS, WHERE IS" AND SELLER MAKES NO REPRESENTATIONS OR

WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MACHINES OR THEIR MERCHANTABILITY, CONDITION, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

              5. Shipping Expenses. Seller shall have no responsibility for expenses associated with shipping the Machines. If, notwithstanding the foregoing, Seller elects, with the consent of Purchaser, to incur any such expenses, Purchaser agrees to reimburse Seller for any amounts paid with respect to shipping of the Machines. Such reimbursement amounts shall be paid within ten
(10) after Purchaser's receipt of any invoice for such amounts.

              6. Machines Sold to Customers. The price paid by Purchaser for each Machine sold to a customer on or before December 31, 1996, shall be seventy (70%) percent of the greater of (i) the price charged to the customer for such Machine or (ii) the gross target sales price for such Machine listed on the Finished Goods Inventory attached as Exhibit A hereto. Purchaser shall be responsible for collection of the purchase price from the customer and any failure of the customer to make any payment shall have no effect on the obligation of Purchaser to pay Seller. Purchaser shall pay Seller for any Machine purchased by a customer within thirty (30) days following customer acceptance (as defined below) of the Machine but in any event not later than seventy-five (75) days following shipment of the Machine. The term "customer acceptance" with respect to any Machine shall mean that the customer accepts such machine as (a) having no defective parts, (b) performing in accordance with normal specifications and (c) being free of any defects which may arise from Seller's normal production practices, but it does not mean that the customer has accepted the Machine as complying with any representations which are beyond Seller's normal specifications for the Machine. If a customer rejects a Machine prior to December 31, 1996 due to a failure of the Machine to satisfy any requirement set forth in clause (a), (b) or (c) of this Section 6 and such failure is so significant that the Machine cannot be repaired at the customer's location, (i) Seller shall accept return of such Machine, (ii) Seller shall certify to Buyer that just prior to any subsequent purchase of such returned Machine by Buyer such Machine successfully completed the testing procedure referenced on Exhibit C, and (iii) Buyer shall be responsible at its own expense for return of such Machine to Seller. In the case of any other customer rejection of a Machine, Seller shall not be required to accept return of such Machine or have any responsibility for repair thereof but rather Buyer shall be responsible for repair and shall, if necessary, accept return of such Machine at its own expense. Buyer agrees that it will sell all Machines of a particular model before it shall have the right to sell any of such model produced by Buyer.

              7. Machines Not Sold to Customers. Purchaser shall purchase from Seller any Machines not sold to customers on or before December 31, 1996. The purchase price for any such Machines shall be seventy (70%) percent of the aggregate price for such Machines listed on the Router Finished Goods Worksheet attached as Exhibit D hereto. Such Machines shall be purchased by issuance of a purchase order. The purchase price shall be paid as follows:

The purchase price for five (5) Machines less the number of Machines as have been sold to customers (and not returned) prior to December 31, 1996, shall be paid for on or before December 31, 1996. The purchase price for the balance of the Machines shall be paid for as follows:

Thirty (30%) Percent of the purchase price on December 31, 1996;

Forty (40%) Percent of the purchase price on March 31, 1997; and

Thirty (30%) Percent of the purchase price on June 30, 1997.

No interest shall accrue on any deferred portion of the purchase price.

                  If a customer rejects a Machine purchased by Buyer pursuant to this Section 7 due to a failure of the Machine to satisfy any requirement set forth in clause (a), (b) or (c) of Section 6 hereof and such failure is so significant that the Machine cannot be repaired at the customer's location, (i) Seller shall accept return of such Machine, (ii) Seller shall certify to Buyer that, just prior to return to Buyer (as described below), such Machine successfully completed the testing procedure referenced on Exhibit C, and (iii) Buyer shall be responsible at its own expense for return of such Machine to Seller. Buyer agrees to accept from Seller any Machine returned by a customer as provided in the preceding sentence as soon as Seller certifies successful completion of the testing procedure referenced on Exhibit C with respect to such Machine. In the case of any other customer rejection of a Machine purchased by Buyer on December 31, 1996, Seller shall not be required to accept return of such Machine or have any responsibility for repair thereof but rather Buyer shall be responsible for repair and shall, if necessary, accept return of such Machine at its own expense.

              8. Default. In the event that Purchaser fails to pay when due any amount owing to Seller under the Note (as defined in the Purchase Agreement) or any amount owing to Seller under this Agreement, Seller shall have the right to refuse to sell to Purchaser any Machine until all payment defaults under the Note and this Agreement have been cured; provided, however, Seller shall be required to sell Machines to Purchaser if such non-payment is based upon a good faith dispute with respect to the entire amount not being paid. If the entire amount of any payment default under the Note or this Agreement is not the subject of a good faith dispute and such default is not cured within 120 days, Seller shall have the right to sell the Machines to any buyer notwithstanding the restrictions set forth in Section 12.2 of the Purchase Agreement.

              9. General Provisions.

              9.1 Security. The parties acknowledge that Purchaser's obligations under this Agreement are secured by (i) that certain Security Agreement of even date herewith executed by Purchaser in favor of Seller and (ii) that certain Pledge Agreement of even date herewith executed by Alfred Thumim and Sherry Lahav in favor of Seller.

              9.2 Notices. Any and all notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, at the time of receipt if by telegram, telex, facsimile or similar means of communication, or three (3) days after mailing when deposited in the United States mail, first class postage prepaid, addressed to the parties at the addresses set forth immediately following the signatures of the parties hereto or to such other addresses as either of the parties hereto may from time to time in writing designate to the other party hereto.

              9.3 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby.

              9.4 Relationship of Parties. Nothing contained in this Agreement shall be deemed or construed to create the relationship of principal and agent or of partnership or joint venture, and neither party shall hold itself out as an agent, legal representative, partner, subsidiary or joint venturer of the other. Neither party shall have any right to bind the other party, or to make any representations or warranties or to perform any act on behalf of the other party, except as authorized in writing by such other party in its sole discretion.

              9.5 Assignment. This Agreement and the rights and obligations hereunder may not be assigned without the consent of the other party, except that Seller shall be entitled to assign its rights hereunder to a financial institution as security for its obligations to such institution or as part of a transfer of Seller's business.

              9.6 Entire Agreement; Captions. This Agreement, together with the documents referenced herein, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior written or oral commitments, arrangements or understandings with respect thereto. This Agreement may be modified, and any of its provisions waived, only by a written instrument duly executed by the parties hereto. The captions in this Agreement are for convenience of reference only, do not form a part hereof and do not in any way modify, interpret or construe the intentions of the parties.

              9.7 Attorneys' Fees. In the event of a dispute related to this Agreement or any action to enforce its provisions, the prevailing party shall be entitled to recover from the other party its costs and reasonable attorneys' fees.

              9.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall be considered one and the same instrument.

              9.9 Governing Law. This Agreement shall be governed by the laws of the State of California, without giving effect to its conflict of laws rules. Any actions or proceedings under this Agreement shall take place in a court of competent jurisdiction in the State of New Jersey.





                            [Signature Page Follows]

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                               SELLER:
                                               DYNAMOTION/ATI CORP.

                                               By:_________________________
                                                  Jon R. Hopper, President

                                               ADDRESS:
                                               1639 East Edinger Avenue
                                               Santa Ana, CA 92705

                                               ADVANCED TECHNOLOGY INC.

                                               By:__________________________
                                                  Alfred Thumim

                                               ADDRESS:
                                               180 Broad Street
                                               Carlstadt, NJ 07072
                                               Attention: Dr. Alfred Thumim

                                    EXHIBIT B

                             SECURED PROMISSORY NOTE


$800,000.00                                                     August 20, 1996

               Advanced Technology Inc., a New Jersey corporation
(the "Corporation"), hereby promises to pay to Dynamotion/ATI Corp., a New York corporation (the "Holder"), at 1639 East Edinger Avenue, Santa Ana, California 92705, the aggregate principal amount of Eight Hundred Thousand and No/100 Dollars ($800,000.00) together with interest thereon calculated from the date hereof in accordance with the provisions of Section 1 herein.

               This Secured Promissory Note (this "Note") is issued pursuant to the terms and conditions of that certain Purchase and Sale Agreement of even date herewith (the "Purchase Agreement"), between the Corporation and the Holder. This Note is secured pursuant to (i) that certain Security Agreement of even date herewith (the "Security Agreement") by the Corporation in favor of the Holder, and (ii) that certain Pledge Agreement of even date herewith (the "Pledge Agreement") by Alfred Thumim and Jack Lahav (the "Pledgors") in favor of the Holder. Substantially concurrently with the execution of this Note, the Corporation and Holder are entering into a Finished Goods Agreement (the "Finished Goods Agreement").

               1. Payment of Principal and Interest. Interest will accrue on the outstanding principal amount of this Note on a daily basis at the rate equal to the "Prime Rate" as published in the West Coast edition of the Wall Street Journal. In the event The Wall Street Journal (i) publishes more than any one Prime Rate, the higher or highest of such rates shall apply or (ii) publishes a retraction or correction of any such rate, the rate reported in such retraction or correction shall apply. In the event that the Prime Rate is, from time to time hereafter, changed, adjustment in the rate of interest payable hereunder shall be made on the effective date of such change. Accrued interest shall be payable commencing December 31, 1996 and continuing thereafter quarterly on the last day of each March, June, September and December until this Note is paid in full.

               On the tenth day of each calendar month, the Corporation shall pay to the Holder an amount equal to fifteen percent of the "gross revenue" of the Corporation for the immediately preceding month. Each such installment, when paid, shall be credited against remaining principal. As used herein, "gross revenue" shall mean all gross revenue of the Corporation, calculated in accordance with generally accepted accounting principles consistently applied and on the same basis as historically used by Holder, with only an appropriate deduction for amortization of warranty reserves.

               Notwithstanding the foregoing, all outstanding principal and accrued interest under this Note shall be due and payable on December 31, 1997.

               All payments made hereunder shall be in United States currency drawn on a United States bank, unless otherwise specifically agreed upon by the Holder.

               2. Records and Inspection. The Corporation shall keep accurate books of account and records concerning its business operations. On or before the tenth day of each calendar month after the date hereof, the Corporation shall submit to the Holder a statement certified by the Corporation's Chief Financial Officer setting forth the Corporation's gross revenue for the preceding month and the calculation of the payment due pursuant to Section 1 hereof. Within ninety (90) days after the end of each calendar year during the term hereof, the Corporation shall submit to the Holder an audited or reviewed financial statement for the preceding calendar year. Upon the request of the Holder, the Corporation shall permit the Holder's outside certified public accountants or another party mutually acceptable to the Corporation and the Holder, with prior reasonable notice to the Corporation and subject to reasonable confidentiality agreements, to examine and inspect the Corporation's books of account and records during the Corporation's normal business hours. If any such examination reveals a difference in the amount due to the Holder hereunder for any quarterly period of greater than three percent and which difference is also greater than $3,000, then the Corporation shall bear the cost of such examination. The receipt and/or acceptance by the Holder of any of the statements furnished or amounts paid hereunder to the Holder (or the cashing of any checks paid hereunder) shall not preclude the Holder from questioning the correctness thereof at any time and, in the event that any inconsistencies or mistakes are discovered in such statements or payments, they shall immediately be rectified by the Corporation and the appropriate payment shall be made.

               3. Optional Prepayments. The Corporation may, at any time and from time to time without premium or penalty, prepay all or a portion of the outstanding principal amount of this Note and any accrued and unpaid interest thereon.

               4. Defaults and Remedies.

                  (a) Definition. For the purposes of this Note, an "Event of Default" will be deemed to have occurred if:

                      (i) the Corporation shall fail to pay any principal or interest under this Note when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment or shall fail to pay any amount owing under the Finished Goods Agreement and in either case such failure is not cured within three (3) business days after the delivery of notice of such failure to the Corporation;

                      (ii) a default in the performance of any other covenant or agreement contained in this Note, the Purchase Agreement, the Security Agreement, the Finished Goods Agreement or the Pledge Agreement occurs which if subject to being cured is not cured within ten (10) after the delivery of notice of such failure to the Corporation;

                      (iii) any representation or warranty made by or on behalf of the Corporation in the Purchase Agreement, the Security Agreement or the Finished Goods Agreement or by or on behalf of the Pledgors in the Pledge Agreement or in any document or instrument delivered pursuant to or in connection with such agreements shall prove to have been untrue or misleading in any material respect as of the date it was made, furnished or delivered and which, if subject to being cured, is not cured within ten
     (10) after the delivery of notice of such failure to the Corporation;

                      (iv) any of the following shall occur or exist with respect to the Corporation:

                          (A) its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or its authorizing, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                          (B) its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or its failing to timely controvert the material allegations of any such petition;

                          (C) the entry of an order for relief against it in any involuntary case commenced under said Title 11 which remains undischarged or unstayed for more than thirty (30) days;

                          (D) its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or its consenting to or acquiescing in such relief;

                          (E) entry of an order by a court of competent jurisdiction finding it to be bankrupt or insolvent or ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors which remains undischarged or unstayed for more than thirty (30) days;

                          (F) the entry of an order by a court of competent jurisdiction assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property which remains undischarged or unstayed for more than thirty (30) days; or

                          (G) its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property; or

                      (v) there occurs an Event of Default under and as defined in either the Security Agreement or the Pledge Agreement.

                  (b) Consequences of Events of Default.

                      (i) If an Event of Default (other than an Event of Default specified in clause (a)(iv) above) occurs and is continuing, the Holder of this Note may declare the unpaid principal and accrued interest on this Note to be due and payable; provided that if an Event of Default specified in clause (a)(iv) of this Section 4 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Holder hereof. In addition, if an Event of Default involves the non-payment of principal or interest hereunder, the outstanding principal balance and all accrued and unpaid interest on the date of the Event of Default shall bear interest from such date and for so long as such Event of Default continues at a rate equal to three percent over the then Prime Rate compounded annually, but not in excess of the maximum allowable rate.

               5. Costs and Expenses. The Corporation agrees to pay, immediately upon demand, all costs and expenses of Holder incurred in the collection or administration of this Note or the protection of its rights under this Note including, without limitation, reasonable attorneys' fees and disbursements.

               6. Waiver. The Corporation for itself, its legal representatives, successors and assigns, respectively, waives presentment, demand, protest and notice of dishonor.

               7. Governing Law. This Note and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California. Any actions or proceedings under this Agreement shall take place in a court of competent jurisdiction in the State of New Jersey.

               8. Amendments and Waiver. No course of dealing between the Corporation and any holder of this Note and no failure or delay on the part of any holder of this Note in exercising any right under this Note shall operate as a waiver of the rights of any holder of this Note, nor shall any single or partial exercise of any right hereunder prevent any other or further exercise of such right or of any other right. No covenant or other provision of this Note may be changed, and no default or Event of Default in connection herewith may be waived, otherwise than by a written instrument signed by the party consenting to such change or waiving such default or Event of Default.

               9. Assignment. No voluntary assignment or transfer of this Note may be made by the Holder without the consent of the Corporation; provided, however, that nothing contained herein shall prevent (i) the Holder from making a collateral assignment of this Note to its lender, (ii) the Holder from granting a security interest in this Note or its rights under this Note or (iii) the holder of the collateral assignment or security interest from exercising its rights with respect to this Note.

               10. Offset. The Corporation's right of offset with respect to this Note is subject to that certain letter agreement of even date herewith between the Holder and the Corporation.



                            [Signature Page Follows]

                IN WITNESS WHEREOF, the Corporation has executed and delivered this Note on the date hereof.

                                          "CORPORATION"

                                          ADVANCED TECHNOLOGY INC., a New
                                          Jersey corporation



                                          By:_______________________________
                                             Dr. Alfred I. Thumim, President

                                    EXHIBIT C

                               SECURITY AGREEMENT


               THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of August 20, 1996, by and between Advanced Technology Inc., a New Jersey corporation (the "Debtor"), and Dynamotion/ATI Corp., a New York corporation (the "Secured Party").

                                    RECITALS

               A. Concurrently herewith, the Secured Party has agreed to sell certain of its assets to the Debtor pursuant to (i) that certain Purchase and Sale Agreement, and (ii) that certain Finished Goods Agreement, both of even date herewith (collectively, the "Purchase Agreements");

               B. In consideration of the transfer of assets pursuant to the Purchase and Sale Agreement, the Debtor has delivered to Secured Party that certain Secured Promissory Note of even date herewith in the principal amount of $800,000 (the "Note"); and

               C. The Debtor desires to provide security to Secured Party for its obligations under the Note and the Purchase Agreements, and the Secured Party desires to obtain such security on the terms and conditions contained herein.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

               1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

                    1.1 "Collateral" means the following:

                    (a) All accounts receivable and other accounts of the Debtor including, but not limited to, all present and future accounts, chattel paper, security agreements, liens and pledges (whether voluntary or involuntary), debts secured thereby, documents, notes, drafts, instruments and all other rights to the payment of money, whether due or to become due and whether or not earned by performance;

                    (b) All cash, bank deposits, deposit accounts, checks, certificates of deposit, checking and savings accounts, bankers' acceptances, letters of credit, United States obligations, state and municipal obligations, obligations of foreign governments and subdivisions thereof, commercial paper, marketable securities, notes, bonds debentures of and claims against corporations, joint ventures, persons, partnerships, and other entities of every description, and all other like documents and instruments, whether now owned or hereafter acquired;

                    (c) All present and hereafter acquired goods and equipment wherever located, including but not limited to machinery and machine tools with motors, controls, attachments, parts tools and accessories incidental thereto; all present and future furniture, furnishings, fixtures and motor vehicles, tools, dies, drawings, blueprints, catalogs and computer programs;

                    (d) All inventory now existing or hereafter acquired, including, without limitation, all goods, merchandise, raw materials, goods in process, finished and unfinished goods and other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in the Debtor's business, wherever located whether in the possession of the Debtor, warehouseman, bailee or any other person;

                    (e) All present and hereafter acquired patents, patent applications, patent licenses, trademarks (and all goodwill of the Debtor connected with the use of, and symbolized by, such trademarks), copyrights, trade secrets, proprietary or confidential information, inventions and technical information, procedures, designs, knowledge, know-how, software, drawings and all remedies, records and data related to any of the foregoing, and all contract rights, leases, and general intangibles;

                    (f) All present and future books and records pertaining to the foregoing; and

                    (g) All substitutions, replacements, additions and proceeds to or of any of the foregoing, including but not limited to money, deposit accounts, goods, choses in action, causes of action and other tangible or intangible property received upon the sale or disposition of the foregoing.

                    1.2 "Event of Default" has the meaning given to that term in
Section 7.

                    1.3 "Obligations" means (a) any and all obligations, debts, liabilities and indebtedness of any kind or nature whatsoever arising under this Agreement, the Note or the Purchase Agreements, whether due or not due, absolute or contingent, liquidated or unliquidated, (b) prompt and complete performance of each covenant, agreement, obligation or promise of the Debtor contained in this Agreement, the Note or the Purchase Agreements,

(c) performance of each covenant, agreement, obligation, or promise contained in any and all amendments, modifications, renewals and/or extensions of any of the foregoing, and (d) all other obligations and liabilities of the Debtor to Secured Party of any kind and nature, whether heretofore, now or hereafter made, incurred or created.

               2. Grant of Security Interest. To secure the payment and performance by the Debtor of the Obligations, the Debtor hereby grants, assigns and transfers to the Secured Party a continuing security interest in all of the Debtor's right, title and interest in and to the Collateral.

               3. Representations and Warranties. The Debtor hereby represents and warrants to the Secured Party as follows:

                    3.1 Organization and Powers. The Debtor is a corporation duly organized and validly existing under the laws of the State of New Jersey. The Debtor has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and perform this Agreement.

                    3.2 Good Standing. The Debtor has made all corporate filings and is in good standing in the State of New Jersey and in each other jurisdiction in which the character of the property it owns or the nature of the business it transacts makes such filings necessary and where the failure to make such filings would have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Debtor.

                    3.3 Debtor's Address. The Debtor's chief executive office and principal place of business is located at 180 Broad Street, Carlstadt, New Jersey.

                    3.4 No Conflict. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Agreement conflicts with or shall result in a breach of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of the Debtor.

                    3.5 Location of Collateral. Within thirty (30) days of the date hereof, the Debtor will move the Collateral to and will thereafter maintain the Collateral at the address specified in Section 3.3. Debtor shall not move the Collateral from such address without thirty (30) days written notice to Secured Party.

                    3.6 Validity and Priority of Security Interest. This Agreement creates a valid security interest in favor of the Secured Party in the Collateral as it shall exist from time to time and, upon (i) the filing of appropriate UCC-1's with the California Secretary of State and the New Jersey Secretary of State and (b) the filing of the Patent Security Agreement (as defined in Section 4.4 hereof) with the United States Patent and Trademark Office, the Secured Party shall have a first priority security interest in the Collateral, except as provided in Section 6 below.

                    3.7 Name of Debtor. Unless the Debtor notifies the Secured Party in writing to the contrary, the Debtor shall not conduct its business under any name or style other than its name set forth on the first page of this Agreement and the alternate name "ATI."

               4. Covenants. The Debtor hereby covenants with the Secured Party, until the payment in full of the Obligations, as follows:

                    4.1 Change of Address. The Debtor shall notify the Secured Party prior to changing its name or chief executive office and principal place of business from the location set forth in Section 3.3 of this Agreement.

                    4.2 Additional Filings. The Debtor shall cooper- ate with the Secured Party in preparing, executing and filing all financing statements, continuation statements and instruments necessary to provide the Secured Party continuously with a prior perfected security interest in the Collateral. The Debtor shall furnish to the Secured Party upon request copies of any financing statements, continuation statements or other instruments creating and perfecting a security interest of the Secured Party in the Collateral.

                    4.3 Records of Collateral. The Debtor at all times shall keep accurate and complete records with respect to the Collateral, including an up-to-date list describing the accounts receivable and the names and addresses of all account debtors in reasonable detail, and agrees that the representatives of the Secured Party shall have the right, at any time during normal business hours or any other reasonable time, and from time to time, to call at the Debtor's place or places of business where the records pertaining to the Collateral may be kept and to inspect such records and to make abstracts therefrom or copies thereof; in addition, the Debtor shall furnish the Secured Party with periodic reports as to the Collateral, in such form and detail and at such times as the Secured Party may reasonably require.

                    4.4 Patent Covenants. The Debtor shall concurrently with the execution of this Agreement deliver to Secured Party a Patent Security Agreement in substantially the form of Annex "A" hereto (the "Patent Security Agreement") and all other documents, instruments and other items as may be necessary for Secured Party to file the Patent Security Agreement with the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. If, before the Obligations are paid in full, the Debtor obtains any new patents or patent applications or becomes a licensee under any patent licenses, Debtor shall give Secured Party prompt written notice thereof and shall amend the Patent Security Agreement to include any such item.

               5. Notices. The Debtor covenants that, as soon as practicable, and in any event within three (3) days, it shall notify the Secured Party of the following:

                    5.1 Event of Default. The occurrence or non- occurrence of any event which constitutes, or which with the passage of time would constitute, an Event of Default under this Agreement.

                    5.2 Legal Process. Any attachment or other legal process levied against any of the Collateral.

                    5.3 Information Regarding Collateral. Any information received by the Debtor relevant to the Collateral which may in any manner substantially adversely affect the value of the Collateral or the rights and remedies of the Secured Party with respect thereto.

                    5.4 Material Adverse Change. Any material adverse change in the business, assets or condition (financial or otherwise) of the Debtor.

Any notice delivered pursuant to this Section 5 shall set forth the nature of such matter and the action which the Debtor proposes to take with respect to such matter.

               6. Subordination. The Secured Party hereby agrees that the security interest granted hereby shall be self- subordinating to any security interest in the Collateral granted by the Debtor to Fimanor Financial Management, A.G., or a successor unaffiliated institutional secured lender of the Company, to the extent of the first $1,000,000 of the Debtor's obligation to such lender.

               7. Events of Default and Remedies.

                    7.1 Events of Default. The occurrence of any of the following events is an "Event of Default" hereunder:

                         (a) Failure to Pay. The Debtor fails to pay when due
any of the Obligations after the lapse of any applicable cure period.

                         (b) Event of Default Under Note. There occurs any Event
of Default under and as defined in the Note.

                         (c) Involuntary Proceedings. Without the application or
consent of the Debtor (i) a receiver, trustee, custodian or similar officer is appointed for the Debtor or for any substantial part of its property, or (ii) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings under the laws of any jurisdiction is instituted (by petition, application, or otherwise) against the Debtor and such appointment or proceedings remains unstayed or undismissed for a period of thirty (30) days.

                         (d) Voluntary Proceedings. The Debtor (i) admits in
writing its inability to pay its debts when due, or (ii) makes an assignment for the benefit of creditors, or (iii) applies for or consents to the appointment of any receiver, trustee, custodian or similar officer for the Debtor or for any substantial part of its property, or (iv) institutes (by petition, application, or otherwise) or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings under the laws of any jurisdiction against the Debtor or (v) approves or adopts any resolution or otherwise authorizes action to approve any of the foregoing.

                    7.2 Remedies on Default. Upon the occurrence of any Event of Default, the Secured Party may, at its option, without notice to or demand on the Debtor, declare all Obligations immediately due and payable (provided that the Obligations shall automatically become due and payable upon an Event of Default specified in subsections (d) and (e) of Section 7.1), and the Secured Party shall have all rights and remedies of a secured party under the Uniform Commercial Code and other applicable law as well as the following rights and remedies, all of which may be exercised with or without further notice to the Debtor, at the Secured Party's sole option and as the Secured Party in its sole discretion may deem advisable:

                    a. To notify any and all obligors on the Collateral that the same has been assigned to the Secured Party and that all payments thereof are to be made directly to the Secured Party;

                    b. To settle, compromise or release, on terms acceptable to the Secured Party, in whole or in part, any amounts owing on the Collateral, and to extend the time of payment, make allowances and adjustments and to issue credits in the Secured Party's name or in the name of the Debtor in respect thereof;

                    c. To sell or otherwise dispose of the Collateral or any part thereof, either at public or private sale, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

                    d. Remove the Collateral from any premises where the same may be located, as well as all documents, instruments, files and records relating to the Collateral, and the Secured Party may, at the Debtor's expense, use the supplies and space of the Debtor at its places of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon; and

                    e. Take or bring, in the Secured Party's name or in the name of the Debtor, all steps, actions, suits or proceedings deemed by the Secured Parties necessary or desirable to effect collection of or to realize upon the Collateral.

                    The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Obligations secured hereby, application as to any particular obligation or indebtedness or against principal or interest to be in the Secured Party's sole discretion. The Debtor shall be liable to the Secured Party and shall pay to the Secured Party on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

                    The Secured Party shall have the right to enforce one or more remedies provided by this Section 7.2 successively or concurrently, and such action shall not prevent the Secured Party from pursuing any other remedies which it may have.

               8. MISCELLANEOUS.

                    8.1 Headings. Section and other headings contained in this Agreement are solely for the convenience of the parties hereto and shall not be held to define, construe or limit the meaning of any of the provisions of this Agreement.

                    8.2 Governing Law. The laws of the State of California shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto. Any actions or proceedings under this Agreement shall take place in a court of competent jurisdiction in the State of New Jersey.

                    8.3 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

                    8.4 Binding Effect; Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the parties hereto any rights or remedies under or by reason of this Agreement.

                    8.5 Notices. All notices and other communications required or which may be given hereunder shall be in writing and shall be deemed effectively given or received for all purposes only (i) when presented personally, (ii) on receipt when mailed by U.S. first class mail, registered or certified, postage prepaid, return receipt requested, (iii) one day after being sent if sent by professional overnight courier or messenger service guaranteeing one-day delivery with receipt confirmed by the courier, or (iv) on the date of transmission if sent by telegram, telex, telecopy or other means of electronic "hard copy" transmission, with receipt confirmed by answer back or otherwise, addressed as follows:

                    If to the Debtor:

                           Advanced Technology Inc.
                           180 Broad Street
                           Carlstadt, New Jersey 07072
                           Facsimile No.: (201) 935-0104
                           Attention: Dr. Alfred Thumim, President

                    With a copy to:

                           M. Goodman & Associates, P.C.
                           East 80 Route 4
                           Suite 100
                           Paramus, New Jersey 07652
                           Facsimile No.: (201) 712-9775
                           Attention Michael S. Goodman, Esq.

                    If to the Secured Party:

                           Dynamotion/ATI Corp.
                           1639 East Edinger Avenue
                           Santa Ana, California 92705
                           Facsimile No.: (714) 541-0307
                           Attention: Jon R. Hopper, President

                    With a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           695 Town Center Drive, 17th Floor
                           Costa Mesa, California 92626
                           Facsimile No.: (714) 979-1921
                           Attention: Scott N. Leslie, Esq.


or such other address as shall be furnished in writing by either party (with respect to such party's address) to the other party pursuant to this Section .

                    8.6 Expenses. Each party shall bear the expenses (including, without limitation, attorneys' fees) incurred by it in connection with the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

                    8.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument and together shall constitute the entire Agreement.

                    8.8 Amendments and Waivers. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by that party of its or any other party's compliance with any representations or warranties or any terms and provisions contained herein. The waiver by any party of a breach or default in the observance and performance of any terms or provisions hereof shall not operate or be construed as a waiver of any subsequent breach or default.

                    8.9 Attorneys' Fees. In the event any party files suit or takes other action to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and costs from the other party.

                    8.10 Gender and Number. At each place in this Agreement where the context so requires, the masculine gender includes the feminine and neuter and the singular includes the plural and vice versa.

                    8.11 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid or unenforceable provision were omitted.

                    8.12 Holidays. If any date on which action is to be taken under this Agreement occurs, or if any period during which action is to be taken under this Agreement ends, on a Saturday, Sunday or Federal Reserve Bank holiday, the date or period shall be extended to the next succeeding day which is not a Saturday, Sunday or Federal Reserve Bank holiday.

                    8.13 Further Action. Each party agrees to perform any further acts and to execute and deliver any other documents which may be reasonably necessary to effect the provisions of this Agreement.

                    8.14 Survival of Warranties. All agreements, representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and shall continue until any and all Obligations have been paid and performed in full.

                               [Signatures follow]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                         "DEBTOR"

                                         Advanced Technology Inc., a
                                         New Jersey corporation



                                         By: ____________________________
                                             Dr. Alfred Thumim, President


                                         "SECURED PARTY"

                                         Dynamotion/ATI Corp., a New
                                         York corporation



                                         By: ____________________________
                                             Jon R. Hopper, President

                                    ANNEX "A"

                            PATENT SECURITY AGREEMENT


               WHEREAS, Advanced Technology Inc., a New Jersey corporation (the "Debtor"), owns the patents listed on Schedule 1 annexed hereto (the "Collateral Patents"); and

               WHEREAS, the Debtor and Dynamotion ATI/Corp., a New York corporation (the "Secured Party"), are parties to that certain Purchase and Sale Agreement dated as of August 20, 1996 and certain related agreements of even date therewith, providing for certain obligations of the Debtor to the Secured Party; and

               WHEREAS, pursuant to the terms of a Security Agreement dated as of August 20, 1996 (as the same may be amended and in effect from time to time, the "Security Agreement"), between the Debtor and the Secured Party, the Debtor has granted to the Secured Party security interests in certain assets of the Debtor, including all right, title and interest of the Debtor in, to and under the Collateral Patents and all hereafter acquired patents, patent applications and patent licenses, and all products and proceeds thereof, to secure the payment of all Obligations (as defined in the Security Agreement);

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor does hereby grant to the Secured Party a continuing security interest in all of the Debtor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired:

          (a) the Collateral Patents and all hereafter acquired patents, patent applications and patent licenses, together with any re-issues, continuations or extensions thereof, and

          (b) all products and proceeds of the foregoing, including, without limitation, any claim by the Debtor against third parties for past, present or future infringement of any patent.

               This security interest is granted in conjunction with the security interests granted to the Secured Party pursuant to the Security Agreement. The Debtor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

               IN WITNESS WHEREOF, the Debtor has caused this Patent Security Agreement to be duly executed by its duly authorized officers as of the 20th day of August, 1996.


                                         Advanced Technology Inc., a
                                         New Jersey corporation



                                         By: _______________________________
                                             Dr. Alfred I. Thumim, President


ACKNOWLEDGED:

Dynamotion/ATI Corp., a New
York corporation



By: ____________________________
    Jon R. Hopper, President

                                                                      Schedule 1
                                                                       to Patent
                                                              Security Agreement



                                     PATENTS


U.S. Patent No.                Date Issued             Related Foreign Patents

4,909,681                     Mar. 20, 1990


                               PATENT APPLICATIONS

                                      NONE

                                 PATENT LICENSES

                                      NONE

                                    EXHIBIT D

                             STOCK PLEDGE AGREEMENT


                  THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of the 20th day of August, 1996, is entered into by and between Alfred Thumim and Sherry Lahav (collectively, "Pledgors") and Dynamotion/ATI Corp., a New York corporation ("Secured Party").

                                    RECITALS

                  A. Concurrently herewith, Advanced Technology Inc., a New Jersey corporation (the "Company"), has purchased certain assets from Secured Party pursuant to (i) that certain Purchase and Sale Agreement, and (ii) that certain Finished Goods Agreement, both of even date herewith (collectively, the "Purchase Agreements");

                  B. Under the terms of the Purchase and Sale Agreement, the Company has delivered to Secured Party a promissory note in the principal amount of $800,000 (the "Note"); and

                  C. Pledgors own all of the outstanding shares (the "Pledged Shares") of the capital stock of the Company;

                  D. As an inducement for Secured Party to enter into the Purchase Agreements, and in order to secure the Company's obligations under the Note and the Purchase Agreements, Pledgors are willing to grant to Secured Party, and Secured Party is desirous of obtaining from Pledgors, a pledge of the Pledged Shares second in priority (to the extent set forth herein) to the lien of Fimanor Financial Management, A. G. or a successor unaffiliated institutional secured lender of the Company ("Company Lender") and on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1.       Pledge of Stock.

                           1.1 Pledge. Pledgors hereby pledge, grant a security
interest in, assign, transfer and deliver unto Secured Party and its successors and assigns, as collateral security for the payment and performance by the Company of the Obligations (as defined under Section 2 hereof), the Pledged Shares. Pledgors have, prior hereto or concurrently herewith, delivered to Michael S. Goodman, as agent for the Secured Party and the Company Lender ("Agent"), the certificates evidencing the Pledged Shares, accompanied by stock powers duly executed in blank. Concurrently herewith, Pledgors have delivered to Secured Party a duly executed Collateral Agent Agreement in form attached hereto as Exhibit "A". The Pledged Shares, together with all other certificates, shares, securities, properties or monies as may from time to time be pledged hereunder pursuant to the terms of Section 1.2 below shall be collectively referred to herein as the "Collateral."

                           1.2 Additional Property. In addition to the Pledged
Shares, Pledgors also pledge hereunder as additional collateral security for the payment and performance by the Company of the Obligations, any and all additional or other securities, rights or property to which a registered owner of the Pledged Shares, or any of them, may become entitled by reason of such ownership, including, without limitation, subscription rights, securities issued in connection with a share dividend, stock split or in exchange or replacement for the Pledged Shares, or any of them, in connection with any recapitalization or other change in the capital structure of the Company, whether by merger, consolidation, sale of assets, exchange of stock or any other manner whatsoever and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

                           1.3 Delivery of Additional Property. In the event
that Pledgors receive any of the securities described in Section 1.2 hereof (the "Additional Pledged Securities") and/or any other property described in Section
1.2 hereof (the "Other Property"), Pledgors forthwith shall transfer and deliver to Secured Party such Additional Pledged Securities (together with the certificates evidencing the same, which shall be duly endorsed in blank or accompanied by stock purchase powers duly executed in blank) and/or such Other Property, all of which thereafter shall be held by Secured Party pursuant to the terms of this Agreement as part of the Collateral; provided, however, that such additional Pledged Securities and Other Property shall be delivered to Agent or Company Lender so long as Company Lender has a first priority lien in the Pledged Shares.

                           1.4 Transfer of Collateral. Until an Event of
Default, as defined in Section 5 below, shall have occurred, Pledgors shall remain the record owner of the Pledged Shares and Additional Pledged Securities; provided, however, that the Pledgors may transfer the Pledged Shares upon prior written notice to Secured Party, provided that any Pledged Shares so transferred shall remain pledged to Secured Party pursuant to this Agreement, and Pledgors shall cause to be delivered to Secured Party the stock certificates evidencing any Pledged Shares so transferred, accompanied by stock powers duly executed in blank; provided, further, such stock certificates and stock powers shall be delivered to Agent or Company Lender so long as Company Lender has a first priority lien in the Pledged Shares. Upon an Event of Default, Secured Party may cause the Pledged Shares and Additional Pledged Securities to be transferred, registered or otherwise put into Secured Party's name or the name of the nominee or nominees of Secured Party, and Pledgors shall take any steps deemed necessary or helpful by Secured Party to cause such transfer or registration. Pledgors hereby appoint Secured Party as Pledgors' true and lawful attorney-in-fact, with full power of substitution, to act in Pledgors' capacity for the purpose of signing and delivering all documents and taking such other action as Secured Party shall deem necessary or advisable to give effect to the provisions of this
Section 1.4 and Section 6 hereof.

                  2. Obligations Secured. This Agreement is made and the pledge herein is given to secure the Company's payment and performance of any and all obligations, liabilities and indebtedness of the Company to Secured Party pursuant to the terms of the Note and the Purchase Agreements (the "Obligations").

                  3. Representations and Warranties of Pledgors. Pledgors hereby represent and warrant to Secured Party, jointly and severally, as follows:

                           3.1 Ownership of the Pledged Shares. Pledgors are the
beneficial and record owner of the Pledged Shares, and the Pledged Shares constitute 100% of the issued and outstanding capital stock of the Company;

                           3.2 Ownership of the Additional Pledged Securities.
Pledgors shall be the beneficial and record owner of the Additional Pledged Securities, when duly authorized and validly issued;

                           3.3 Liens, Claims, Encumbrances, Etc. Pledgors own
the Pledged Shares and shall own the Additional Pledged Securities, when duly authorized and validly issued, free and clear of any liens, claims, encumbrances or security interests of any kind or nature whatsoever;

                           3.4 Pledged Shares. The Pledged Shares are duly
authorized, validly issued, fully paid and nonassessable;

                           3.5 Additional Pledged Securities. When duly
authorized and validly issued, the Additional Pledged Securities shall be fully paid and nonassessable;

                           3.6 Other Agreements. Pledgors are not now, and
hereafter will not be, a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder or owner, as the case may be, of the Collateral;

                           3.7 Authority. Pledgors are not precluded in any
manner whatsoever from executing, and each has the requisite authority to execute, this Agreement, and to pledge, transfer and grant a security interest and lien in the Collateral as contemplated herein, without the approval or authorization of any other person, including any governmental or regulatory authority whatsoever;

                           3.8 First Priority Lien. The pledge, assignment and
delivery of the Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Collateral pledged by Pledgors, and the proceeds thereof, securing the payment of the Obligations; provided, however, that the Secured Party hereby agrees that the security interest granted hereby shall be self- subordinated to the security interest in the Collateral granted by the Company to Company Lender to the extent of the first $1,000,000 of the Company's obligation to Company Lender; and

                           3.9 Due Authorization. This Agreement has been duly
authorized, executed and delivered by Pledgors and constitutes a legal, valid and binding obligation of Pledgors enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

                  4. Covenants by Pledgors. Pledgors hereby jointly and severally covenant and agree as follows:

                           4.1 Sale, Encumbrance, Etc. Not to sell, contract to
sell, encumber, hypothecate or permit or suffer any attachment, security interest, lien or other encumbrance or judgment or other judicial or involuntary lien against, or otherwise dispose of, the Collateral or any part thereof, unless Pledgors shall have obtained the prior written consent of Secured Party;

                           4.2 Defense of Collateral. To defend, at Pledgors'
sole cost and expense, the Collateral against any and all liens, charges, security interests and other encumbrances; and

                           4.3 Further Actions. At the request of Secured Party
at any time and from time to time, to execute all financing statements and other documents reasonably deemed necessary or advisable by Secured Party to create and perfect a security interest in, or otherwise relating to, the Collateral.

                           4.4 Outstanding Shares. As owners of 100% of the
outstanding capital stock of the Company, not to allow the Company to issue any additional shares of capital stock, unless such shares are pledged to the Secured Party pursuant hereto.

                  5. Events of Default. The occurrence of any of the following shall constitute an event of default ("Event of Default") under this Agreement:

                           5.1 Default on the Obligations. The Company shall
default in the performance or observance of any of the Obligations after the lapse of any applicable cure period; provided, however, that such default shall only constitute an Event of Default hereunder if such default arises out of or relates to the fraud or malfeasance of either of the Pledgors; or

                           5.2 Breach of Representation, Warranty or Covenant.
Any representation or warranty made by Pledgors herein shall be false in any material respect on the date such representation or warranty was made or thereafter become false in any material respect or Pledgors fail to fulfill their respective obligations under any covenant made pursuant to this Agreement.

                  Notwithstanding the foregoing in this Section 5, no Event of Default shall be deemed to have occurred or be continuing for so long as Pledgors in good faith dispute whether the conditions of Sections 5.1 or 5.2 hereof exist. Upon any adjudication by a court of competent jurisdiction or decision of any arbitrator or mediator that there exists an Event of Default, Secured Party shall have all of the rights and remedies specified herein, notwithstanding the pendency or any appeal, motion for a new trial or other similar action in such case.

                  6. Rights of Secured Party Upon Default.

                           6.1 Rights and Remedies of Secured Party. Upon the
occurrence and during the continuance of any Event of Default, Secured Party shall have all of the rights and remedies accorded to a secured party by law or in equity. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of any Event of Default, Secured Party is entitled at its option (i) to foreclose on the Collateral, and sell or otherwise dispose of the Collateral pursuant to Division 9 of the California Uniform Commercial Code (the "Code"); and (ii) to incur expenses, including without limitation, reasonable attorneys' fees and costs, in the exercise of any right or remedy hereunder, the repayment of which by the Company or Pledgors is secured by this Agreement.

                           6.2 Method of Sale. In furtherance of its rights
under Section 6.1 hereof, Secured Party shall have the right, without demand of performance or other demand, advertisement or notice of any kind (except such notices as may be required by law) to or upon the Pledgors or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed to forthwith sell, assign, give option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more portions at public or private sale or sales at Secured Party's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase the securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Secured Party in his sole and absolute discretion may deem best.

                           6.3 Cumulative Remedies. All of the Secured Party's
rights and remedies including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Secured Party may deem expedient.

                           6.4 Private Sales. Pledgors recognize that Secured
Party may be unable or unwilling to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and in applicable state securities laws, but may be compelled or desire to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgors agree that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that Secured Party has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. Without limiting the generality of the foregoing, Secured Party in its discretion may (x) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under such Act (or similar statute) (y) approach and negotiate with a single possible purchaser to effect such sale, and (z) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Collateral or part thereof. Pledgors agree that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                           6.5 Consents. If any consent, approval or
authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgors will execute all such applications and other instruments as may be reasonably required in connection with securing any such consent, approval or authorization, and will otherwise use his best efforts to secure the same.

                           6.6 Delivery. Upon any sale or other disposition,
Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or rights of whatever kind, including any equity or right of redemption of Pledgors. Pledgors specifically waive all rights of redemption, stay or appraisal which they had or may have under any rule of law or statute now existing or hereafter adopted.

                  7. Voting Power and Other Rights.

                           7.1 Rights Prior to Default. Unless and until an
Event of Default has occurred and such Event of Default is continuing, Pledgors shall have the right to exercise any and all voting, consensual and other powers of ownership pertaining to the Pledged Shares and Additional Pledged Securities.

                           7.2 Rights Following Default. Upon the occurrence of
an Event of Default and so long as such Event of Default or any other Event of Default is continuing, and whether or not Secured Party exercises any remedy of Secured Party, Secured Party or its nominee or nominees shall, upon written notice delivered to Pledgors and subject to the terms of this Agreement, have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares and Additional Pledged Securities. This Agreement shall constitute an irrevocable proxy, coupled with interest, during the term hereof empowering Secured Party to exercise all voting rights with respect to the Collateral upon the occurrence of an Event of Default and the delivery by Secured Party of such written demand until and unless such Event of Default shall have been cured or waived by Secured Party.

                  8. Modification of Obligations. Pledgors authorize Secured Party, without notice or demand and without affecting Pledgors' liability hereunder or the enforceability hereof, or the validity of Secured Party's security interest in the Collateral with respect to all Obligations, from time to time to: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Obligations, including increase or decrease of the rate of interest thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof or any security therefore; (c) accept partial payments on the Obligations; (d) receive and hold additional security for the Obligations or any part thereof; (e) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole discretion may determine; and (f) release any party from any personal liability with respect to the Obligations or any part thereof.

                  9. Waivers. Pledgors waive any defense arising by reason of
(i) any disability or other defense of the Company with respect to the Obligations, (ii) the cessation from any cause whatsoever of the liability of the Company, other than by reason of the full payment and discharge of all Obligations, or (iii) any act or omission of Secured Party or others which directly or indirectly results in or aids the discharge or release of the Company or the Obligations by operation of law or otherwise. Until all of the Obligations have been paid in full, neither of the Pledgors shall have any right of subrogation and each waives any right to enforce any remedy which Secured Party now have or may hereafter have against the Company. Pledgors waive all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and all other notices of any kind or nature whatsoever with respect to the Obligations.

                  10. Termination of Agreement. Upon payment in full of any and all Obligations, this Agreement and the security interest created hereby in favor of Secured Party shall terminate, and Secured Party shall return all of the Collateral then in its possession to Pledgors.

                  11. Amendments. The provisions of this Agreement may not be waived, altered, amended or repealed in whole or in part except by the written consent of all of the parties hereto.

                  12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                  13. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                  14. Waiver. The failure or delay on the part of any party hereto to exercise any right, remedy, power or privilege shall not operate as a waiver thereof. Any waiver must be in writing and signed by the party making such waiver. A written waiver of any default shall not operate as a waiver of any other default or of the same type of default on a future occasion.

                  15. Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, and permitted successors and assigns.

                  16. Necessary Acts. Each party hereto shall perform any further acts and execute and deliver any additional agree- ments, assignments or documents that may be reasonably necessary to carry out the provisions or to effectuate the purposes of this Agreement.

                  17. Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the internal laws of the State of California. Any actions or proceedings under this Agreement shall take place in a court of competent jurisdiction in the State of New Jersey.

                  18. Attorneys' Fees and Costs. If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing party, whether or not such party has instituted the action, shall be entitled to recover from the non-prevailing party reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

                  19. Notices. All notices and other communications required or which may be given hereunder shall be in writing and shall be deemed effectively given or received for all purposes only (i) when presented personally, (ii) on receipt when mailed by U.S. first class mail, registered or certified, postage prepaid, return receipt requested, (iii) one day after being sent if sent by professional overnight courier or messenger service guaranteeing one-day delivery with receipt confirmed by the courier, or (iv) on the date of transmission if sent by telegram, telex, telecopy or other means of electronic "hard copy" transmission, with receipt confirmed by answer back or otherwise, addressed as follows (or addressed as any party may subsequently designate by notice in accordance with this Section 19):

To Secured Party:             Dynamotion/ATI Corp.
                              1639 East Edinger Avenue
                              Santa Ana, California 92705
                              Facsimile No.: (714) 541-0307
                              Attention: Jon R. Hopper, President

With a copy to:               Paul, Hastings, Janofsky & Walker LLP
                              695 Town Center Drive, 17th Floor
                              Costa Mesa, California 92626
                              Facsimile No.: (714) 979-1921
                              Attention: Scott N. Leslie, Esq.

To Pledgors:                  c/o Advanced Technology Inc.
                              180 Broad Street
                              Carlstadt, New Jersey 07072
                              Facsimile No.: (201) 935-0104
                              Attention: Dr. Alfred Thumim, President

With a copy to:               M. Goodman & Associates, P.C.
                              East 80 Route 4
                              Suite 100
                              Paramus, New Jersey 07652
                              Facsimile No.: (201) 712-9775
                              Attention Michael S. Goodman, Esq.

                  20. Headings and Captions. The headings and captions used herein are solely for the purpose of reference only and are not to be considered in connection with the construction or interpretation of this Agreement.

                  21. Survival of Representations and Warranties. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

                  22. Time of the Essence. Time is of the essence in the performance of the terms and provisions of this Agreement.

                  23. Entire Agreement. This Agreement contains all of the agreements of the paries hereto with respect to the matters contained herein and no prior or contemporaneous agreement or understanding, oral or written, pertaining to any such matters shall be effective for any purpose. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest and expressly stating that it is an amendment of this Agreement.

                               [Signatures follow]

                  IN WITNESS WHEREOF, Pledgors and Secured Party have duly executed this Stock Pledge Agreement as of the day and year first above written.

                                       "SECURED PARTY"

                                       Dynamotion/ATI Corp., a New
                                       York corporation



                                       By: __________________________
                                           Kirk A. Waldron, Chief
                                           Financial Officer



                                       "PLEDGORS"




                                       ------------------------------
                                       Dr. Alfred Thumim



                                       ------------------------------
                                       Sherry Lahav

                                   EXHIBIT "A"

                              Dynamotion/ATI Corp.
                            1639 East Edinger Avenue
                           Santa Ana, California 92705


                                 August 20, 1996



Michael S. Goodman, Esq.
East 80 Route 4
Suite 100
Paramus, New Jersey 07652


Re:      Appointment as Collateral Agent


Dear Mr. Goodman:

                  This is in reference to that certain Stock Pledge Agreement dated August 20, 1996 (the "Pledge Agreement") by and between Alfred Thumim and Sherry Lahav (collectively, "Pledgors") and Dynamotion/ATI Corp., a New York corporation ("Secured Party"). Pursuant to the Pledge Agreement, Pledgors have granted a security interest in all of the outstanding capital stock of Advanced Technology Inc., a New Jersey corporation (the "Company"), to Secured Party, subject and subordinate only to the lien granted or to be granted in favor of Fimanor Financial Management, A.G. or another unaffiliated institutional secured lender ("Company Lender") to the extent specified in the Pledge Agreement. In order to perfect its security interest, Secured Party desires to appoint Michael
S. Goodman as its agent ("Agent") to hold the Collateral (as defined in the Pledge Agreement).

                  Secured Party acknowledges and agrees that Agent shall posses the Collateral in order to perfect the interest of Secured Party and Company Lender. This will confirm that Agent shall act as agent for Secured Party in the perfection of Secured Party's security interest in the Collateral, and that Agent's possession of the Collateral shall be deemed by all parties hereto to constitute possession by Secured Party. By their execution of this letter where indicated below, Secured Party hereby appoints and Agent hereby accepts such appointment to act as Secured Party's agent with respect to the Collateral as specified herein. Upon the occurrence of any Event of Default (as defined in the Pledge Agreement), Agent shall immediately release the Collateral to Secured Party.

                  In the event that any Company Lender demands to possess the Collateral in order to perfect its lien therein, Agent shall deliver the Collateral to Company Lender only upon receipt of written acknowledgment from such lender that it also holds such Collateral as agent for Secured Party in order to perfect Secured

Party's continuing lien. Such acknowledgment shall be in substantially the form of this agreement. Such acknowledgment shall also contain a covenant of Company Lender that such lender will, immediately upon the expiration of its security interest in the Collateral, deliver all Collateral directly to Secured Party.

                  Agent shall provide or, in the event of the transfer of the Collateral to Company Lender, Pledgors shall obtain, such evidence of the continued possession of the Collateral by Agent or Company Lender as may be reasonably requested by Secured Party from time to time. Secured Party hereby acknowledges and agrees that neither Agent nor Company Lender shall have any liability to Secured Party hereunder for any actions taken by Agent or Company Lender in good faith.

                  In the event that Agent is the holder of the Collateral when any dispute arises between Secured Party and Pledgors, Agent may file a suit in interpleader and obtain an order from a court requiring the parties to interplead and litigate in such court as to their claims and rights. In the event such interpleader suit is brought, Agent shall be fully released and discharged from all obligations to further perform any and all duties or obligations imposed upon him. Upon the filing of such interpleader suit, Agent shall have the right to act as counsel to Pledgors in any action or proceeding or otherwise.

                               [Signatures follow]

                                       "SECURED PARTY"

                                       Dynamotion/ATI Corp., a New
                                       York corporation



                                       By: _______________________________
                                           Kirk A. Waldron, Chief
                                           Financial Officer



                                       "PLEDGORS"




                                       -----------------------------------
                                       Dr. Alfred Thumim



                                       -----------------------------------
                                       Sherry Lahav

                  The undersigned hereby accepts his appointment as agent for Dynamotion/ATI Corp. on the terms set forth above.


                                       "AGENT"



                                       -----------------------------------
                                       Michael S. Goodman

                                    EXHIBIT E

                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT ("Agreement") is made as of this 20th day of August, 1996, by and among ADVANCED TECHNOLOGY INC., a New Jersey corporation ("Buyer"), DYNAMOTION/ATI CORP., a New York corporation ("Seller"), and Michael S. Goodman ("Escrow Agent").

                                    RECITALS

                  A. Concurrently with the execution of this Agreement, Buyer and Seller are entering into an Purchase and Sale Agreement of even date herewith (the "Purchase Agreement"), pursuant to which Buyer is purchasing certain assets of Seller involved in the manufacture and marketing of certain routers specifically referenced on Schedule A thereto (the "ATI Routers").

                  B. In accordance with the terms of Section 15 of the Purchase Agreement, Seller has agreed that its PMC division will continue to supply controllers for ATI Routers for a certain period (the "Controllers").

                  C. Seller and Buyer have agreed that certain documentation with respect to the ATI Routers is to be deposited with and held by the Escrow Agent in accordance with the terms and conditions of this Agreement.


                  NOW, THEREFORE, in consideration of the foregoing, and the covenants and conditions contained herein, the parties hereto agree as follows:

                  1. Appointment of Escrow Agent. Buyer and Seller hereby appoint and designate Escrow Agent to hold the Escrow Deposit (defined below) in accordance with the terms and conditions of this Agreement, and Escrow Agent agrees to so serve and agrees to be bound by the terms of, and perform all of the duties assigned to it under, this Agreement.

                  2. Deposit of Technology. Within thirty days of the execution of this Agreement, Seller shall deliver to Escrow Agent documents and information consisting of copies of all drawings, designs and other relevant technical information and proprietary information (the "Information") in legible written form (the "Escrow Deposit").

                  3. Duty of Escrow Agent. The Escrow Agent shall hold and keep in safekeeping the Escrow Deposit until such time as (a) the Escrow Deposit is delivered to Buyer in accordance with Section 4 below, or (b) the Escrow Agent receives joint written instructions with respect to the disposition of the Escrow Deposit from both Buyer and Seller. If the Escrow Deposit has not been delivered to Buyer pursuant to Section 4 below and the Escrow Agent has not received joint written instructions from Buyer and Seller with respect to the disposition of the Escrow Deposit by August 19, 2001, this Escrow shall terminate, and the Escrow Agent shall return the Escrow Deposit to Seller.

                  4. Release of Escrow Deposit.

                           4.1 Requests for Release. Seller agrees that Buyer
shall have the right to have the Escrow Deposit released to it for its use solely pursuant to the license granted pursuant to the terms of Section 5 hereof, if Seller has ceased production and distribution of the Controllers to Buyer for a period of thirty (30) days following a scheduled delivery date. In such event, Buyer may submit a request for release of the Escrow Deposit to Buyer by sending written notice (a "Request Notice") to Escrow Agent and Seller. A Request Notice shall state the basis of the Request Notice and request that Escrow Agent distribute the Escrow Deposit to Buyer. Escrow Agent, without concerning itself with the explanation as to the basis for or the validity of such Request Notice, shall (a) promptly forward a copy of such Request Notice to Seller, and (b) comply with the terms of such Request Notice on a date which is ten (10) days after forwarding such copy, unless, prior to such time, Escrow Agent shall have received from Seller written notice (an "Objection Notice") objecting to the release of the Escrow Deposit and setting forth a reasonably detailed explanation of the grounds upon which such objection is being made. Seller shall promptly send a copy of any Objection Notice to Buyer. In the event Escrow Agent receives an Objection Notice, without concerning itself as to the grounds for such objection, Escrow Agent shall (a) not release the Escrow Deposit to Buyer, and (b) continue to hold the Escrow Deposit until such matter has been resolved as provided in Section 4.2.

                           4.2 Disputes. In the event there is a dispute between
Buyer and Seller as to any release of the Escrow Deposit requested by Buyer pursuant to Section 4.1,

Buyer and Seller shall promptly meet and attempt in good faith to resolve such dispute. If Buyer and Seller are able to resolve such dispute, they shall deliver to Escrow Agent a notice signed by Buyer and Seller indicating the resolution of such dispute and instructing Escrow Agent as to what action, if any, should be taken. Escrow Agent shall comply with such instructions as soon as practicable. In the event Buyer and Seller are unable to resolve such dispute, Escrow Agent shall release the Escrow Deposit only in accordance with the final judgment or a mandatory injunction issued by any court having jurisdiction over it upon written notice from Buyer or Seller with simultaneous notice to the other party, or upon joint written instructions from Buyer and Seller. Such notice shall state that such final judgment has been made and shall include appropriate evidence thereof.

                           4.3 Time Limit. Buyer shall be entitled to obtain
release of the Escrow Deposit only prior to August 19, 2001, at which time the Escrow Deposit shall be returned to Seller.

                  5. Limited License of Information. Seller hereby grants to Buyer a nonexclusive, nontransferable license to utilize the Information to produce Controllers solely for Low Speed Routers (as defined in the Purchase Agreement) manufactured and marketed by Buyer during the time beginning with the release of the Escrow Deposit by the Escrow Agent in accordance with this Agreement and continuing until August 19, 2001, at which time such license shall cease and Buyer shall return the Escrow Deposit (and all copies or reproductions of the same) to Seller. Notwithstanding the foregoing, Buyer may (i) transfer its rights hereunder to any purchaser of substantially all of the business of Buyer, whether through merger, sale of assets or other transaction, and (ii) may sublicense its rights hereunder in order to manufacture Controllers solely for Low Speed Routers to be marketed by Buyer, provided, in either case, that Buyer shall not transfer or sublicense such rights to a direct competitor of Seller.

                  6. Responsibilities of Escrow Agent. Escrow Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, to which Buyer and Seller agree to be bound:

                           (i) Escrow Agent (a) may execute any document and
exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its agents and (b) shall not incur any liability or responsibility in respect of any action taken, suffered or omitted in good faith and without willful misconduct or gross negligence.

                           (ii) Escrow Agent's sole responsibility hereunder
shall be to hold the Escrow Deposit, to release the Escrow Deposit in accordance with the terms of this Agreement, and otherwise to discharge its obligations hereunder, and Escrow Agent shall have no implied duties or obligations hereunder. Escrow Agent shall not be liable for any act performed in reliance on any document, instrument or statement reasonably believed by it to be genuine. Escrow Agent shall be entitled to rely upon the genuineness and validity of the signatures of the authorized representatives of Buyer and Seller and to rely and act or refrain from acting on the basis of any notice, instrument or other paper reasonably believed by Escrow Agent to be genuine which is delivered in accordance with the provisions hereof.

                           (iii) Buyer and Seller, jointly and severally,
covenant to indemnify Escrow Agent for, and to hold it harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without willful misconduct or gross negligence on the part of Escrow Agent and arising out of or in connection with the performance by Escrow Agent of its duties under this Agreement.

                           (iv) Buyer and Seller agree that should any dispute
arise with respect to the distribution or right of possession of the Escrow Deposit held by Escrow Agent hereunder, Escrow Agent is authorized to do either or both of the following: (a) retain in its possession, without liability to anyone, all or any part of the Escrow Deposit until such dispute shall have been settled by mutual agreement among the parties concerned or a court of competent jurisdiction shall have issued a final judgment with respect thereto, and (b) file a suit in interpleader and obtain an order from a court requiring the parties to interplead and litigate in such court as to their claims and rights. In the event such interpleader suit is brought, Escrow Agent shall be fully released and discharged from all obligations to further perform any and all duties or obligations imposed upon it. Upon the filing of such interpleader suit, Escrow

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
Agent shall have the right to act as counsel to Buyer in any action or proceeding or otherwise.

                  7. Termination and Amendment. This Agreement may be amended or terminated only by execution of a written instrument signed by the parties hereto.

                  8. General Provisions.

                           8.1 Notices. Any notice or other communica- tion
hereunder shall be given in writing and (i) served personally or (ii) delivered by certified mail, postage prepaid, return receipt requested, addressed to the following addresses:

If to Buyer:                Advanced Technology Inc.
                            180 Broad Street
                            Carlstadt, New Jersey 07072
                            Facsimile No.: (201) 935-0104
                            Attention: Dr. Alfred Thumim, President

With a copy to:             M. Goodman & Associates, P.C.
                            East 80 Route 4
                            Suite 100
                            Paramus, New Jersey 07652
                            Facsimile No.: (201) 712-9775
                            Attention Michael S. Goodman, Esq.

If to Seller:               Dynamotion/ATI Corp.
                            1639 East Edinger Avenue
                            Santa Ana, California 92705
                            Facsimile No.: (714) 541-0307
                            Attention: Jon R. Hopper, President

With a copy to:             Paul, Hastings, Janofsky & Walker LLP
                            Attn:  Scott N. Leslie, Esq.
                            695 Town Center Drive, 17th Floor
                            Costa Mesa, CA  92626-1924

If to Escrow Agent:         Michael S. Goodman
                            East 80 Route 4
                            Suite 100
                            Paramus, New Jersey 07652
                            Facsimile No.: (201) 712-9775

or to such other address as any party shall designate to the others as provided above. Notices shall be deemed received upon the earlier of (i) actual receipt or (ii) three business days following mailing as provided above.

                           8.2 Entire Agreement. This Agreement and the
documents referenced herein contain the entire agreement between the parties hereto relating to the subject matter hereof, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, with respect to the subject matter hereof are hereby superseded.

                           8.3 Governing Law. This Agreement shall be construed
and enforced in accordance with the laws of the State of California. Any actions or proceedings under this Agreement shall take place in a court of competent jurisdiction in the State of New Jersey.

                           8.4 Successors and Assigns. This Agreement shall be
binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                           8.5 Further Assurances. Without further
consideration, each of the parties hereto agrees to execute, acknowledge and deliver such other documents and take such further actions as may be necessary or advisable to carry out the purposes of this Agreement.

                           8.6 Attorneys' Fees. In the event of any dispute
between the parties hereto in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party all of its costs and expenses, including, without limitation, court costs and attorneys' fees.

                           8.7 Counterparts. This Agreement may be executed in
one or more counterparts and each such counterpart shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

                               [Signatures follow]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       "BUYER"

                                       ADVANCED TECHNOLOGY INC.,
                                       a New Jersey corporation



                                       By:_____________________________________
                                       Title:__________________________________


                                       "SELLER"

                                       DYNAMOTION/ATI CORP.
                                       a New York corporation



                                       By:_____________________________________
                                               Jon R. Hopper, President

                                       "ESCROW AGENT"



                                       ________________________________________
                                       Michael S. Goodman

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